Exhibit 99.2

                               BEEMER ENERGY, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
                              FINANCIAL STATEMENTS
            FOR THE PERIOD MAY 10, 2006 (INCEPTION) TO JUNE 18, 2006

                          INDEX TO FINANCIAL STATEMENTS

                                                                            Page
                                                                            ----


Report of Independent Registered Public Accounting Firm                      F-1

Balance Sheet                                                                F-2

Statement of Operations                                                      F-3

Statement of Stockholders' (Deficit)                                         F-4

Statement of Cash Flows                                                      F-5

Notes to the Financial Statements                                        F-6-F-8

                    BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Mark Beemer, President
Beemer Energy, Inc.
Kansas City, Missouri 64108-2005

We have audited the accompanying balance sheet of Beemer Energy, Inc. as of June 18, 2006 and the statements of operations, stockholders' deficit, and cash flows for the period May 10, 2006 (inception) through June 18, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beemer Energy, Inc, as of June 18, 2006 and the results of its operations and its cash flows for the period May 10, 2006 (inception) through June 18, 2006 in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS, LEVINE & COMPANY, LLC

BAGELL, JOSEPHS, LEVINE & COMPANY, LLC
Certified Public Accountants
Gibbsboro, New Jersey
August 30, 2006


            MEMBER OF: AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                       NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

                               BEEMER ENERGY, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
                                  BALANCE SHEET
                                  JUNE 18, 2006


                                     ASSETS
                                     ------

Current Assets:
                                                             $    --
                                                             -------

TOTAL ASSETS                                                 $    --
                                                             =======

                      LIABILITY AND STOCKHOLDERS' (DEFICIT)

Current Liability:
  Due to stockholders                                        $ 7,099
                                                             -------

Total Current Liability                                        7,099
                                                             -------


Total Liability                                                7,099
                                                             -------

Stockholders' (Deficit)
  Common stock, $.001 par value,
    100 shares authorized, issued and outstanding                 --
  Additional paid-in capital                                   2,000
  Accumulated deficit                                         (9,099)
                                                             -------

Total Stockholders' (Deficit)                                 (7,099)
                                                             -------

TOTAL LIABILITY AND STOCKHOLDERS' DEFICIT                    $    --
                                                             =======

The accompanying notes are an integral part of these financial statements.

                               BEEMER ENERGY, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
                             STATEMENT OF OPERATIONS
            FOR THE PERIOD MAY 10, 2006 (INCEPTION) TO JUNE 18, 2006

Operating Revenues                                     $    --

Cost of Sales                                               --
                                                       -------

Gross Profit                                                --
                                                       -------

Operating Expenses
  General and Administrative expense                     7,099
                                                       -------

Net Loss Before Provision For Income Taxes              (7,099)
  Provision for Income Taxes                                --
                                                       -------

Net Loss Applicable to Common Shares                   $(7,099)
                                                       =======

Net Loss Per Basic and Diluted Shares                  $(70.99)
                                                       =======

Weighted Average Number of Common Shares Outstanding       100
                                                       =======

The accompanying notes are an integral part of these financial statements.

                               BEEMER ENERGY, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
                      STATEMENT OF STOCKHOLDERS' (DEFICIT)
            FOR THE PERIOD MAY 10, 2006 (INCEPTION) TO JUNE 18, 2006

                                                           Additional
                                      Common Stock           Paid-in    Accumulated
                                     Shares       Amount     Capital     Deficit       Total
                                    ---------   ---------   ---------   ---------    ---------

Balance, May 10, 2006                      --   $      --   $      --   $      --    $      --

Issuance of shares for
  repayment of stockholders loans         100          --       2,000          --        2,000

Net loss for the period                    --          --          --      (9,099)      (9,099)
                                    ---------   ---------   ---------   ---------    ---------

Balance, June 18, 2006                    100   $      --   $   2,000   $  (9,099)   $  (7,099)
                                    =========   =========   =========   =========    =========


The accompanying notes are an integral part of these financial statements.

                               BEEMER ENERGY, INC.
                         (A DEVELOPMENTAL STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
            FOR THE PERIOD MAY 10, 2006 (INCEPTION) TO JUNE 18, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                  $(7,099)
                                                            -------

  Adjustments to reconcile net loss to net cash
    (used in) operating activities:

  Total adjustments                                              --
                                                            -------

  Net cash (used in) operating activities                    (7,099)
                                                            -------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Loans from stockholders, net                                7,099
                                                            -------

  Net cash provided by financing activities                   7,099
                                                            -------

NET INCREASE IN CASH AND CASH EQUIVALENTS                        --

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                  --
                                                            -------

CASH AND CASH EQUIVALENTS - END OF PERIOD                   $    --
                                                            =======

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:
  Interest                                                  $    --
                                                            =======
  Income taxes                                              $    --
                                                            =======

SUPPLEMENTAL DISCLOSURE OF NONCASH ACTIVITIES:
  Common stock issued for repayment of stockholders loans   $ 2,000
                                                            =======

The accompanying notes are an integral part of these financial statements.

                               BEEMER ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
          FOR THE PERIOD MAY 10, 2006 (INCEPTION) THROUGH JUNE 18, 2006


NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

Beemer Energy, Inc. ("BEI") is a privately held Delaware corporation formed on May 10, 2006 to serve as a vehicle to effect a merger with a publicly held corporation. (See Note 4)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company has devoted substantially all of its efforts to business planning, research and development. Additionally, the Company has allocated a substantial portion of their time and investment to the raising of capital.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000.

                               BEEMER ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
          FOR THE PERIOD MAY 10, 2006 (INCEPTION) THROUGH JUNE 18, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Net (Loss) Per Share of Common Stock

The following table sets forth the computation of basic and diluted earnings per share for the period May 10, 2006 (inception) through June 18, 2006:

          Net loss                         $(9,099)
                                           =======

          Weighted average common shares
             outstanding (Basic)               100

          Options                               --
          Warrants                              --
                                           -------

          Weighted average common shares
             outstanding (Diluted)             100
                                           =======

There are no common stock equivalents outstanding at June 18, 2006.

Historical net (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.

All dilutive securities were not included in the calculation of dilutive earnings per share because the effect would be anti-dilutive when the Company has incurred a loss from operations. The Company currently has no potentially dilutive securities outstanding.

NOTE 3 - DUE TO STOCKHOLDERS

Amounts due to stockholders are non-interest bearing and due on demand.

NOTE 4 - SUBSEQUENT EVENTS

On June 19, 2006, Beemer Acquisition Corporation ("BAC") a wholly owned subsidiary of Alternative Energy Sources, Inc. ("AES") (a publicly held corporation) entered into an Agreement and Plan of Merger and Reorganization with BEI, whereby, the holders of BEI's issued and outstanding capital stock surrendered all of

                               BEEMER ENERGY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
          FOR THE PERIOD MAY 10, 2006 (INCEPTION) THROUGH JUNE 18, 2006

NOTE 4 - SUBSEQUENT EVENTS (Continued)

their issued and outstanding capital stock to AES in exchange for 12,900,000 shares of AES common stock. The shareholders of AES prior to the merger retained 15,000,000 shares of AES common stock. As a result of the merger and a concurrent private offering, the stockholders of AES own approximately 37% of the issued and outstanding shares common stock and the former stockholder of BEI, investors, and a finder that received shares of common stock in connection with the offering own approximately 63% of the issued and outstanding shares of common stock.

The  above   transaction   has  been   accounted   for  as  a   reverse   merger
(recapitalization) with BEI being deemed the accounting acquirer and BAC being deemed the legal acquirer.